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                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                        1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               SEPTEMBER 12, 1997
                                (Date of Report)


                        INSTANT VIDEO TECHNOLOGIES, INC.
                        --------------------------------
       (Exact Name of Small Business Issuer as Specified in its Charter)

                         Commission File No. 33-35580-D


               DELAWARE                                 84-1141967
               --------                                 ----------
     (State or Other Jurisdiction                    (I.R.S. Employer
            of Incorporation)                      Identification Number)


                         500 SANSOME STREET, SUITE 503

                        SAN FRANCISCO, CALIFORNIA 94111
                        -------------------------------
                    (Address of Principal Executive Offices,
                              Including Zip Code)


Registrant's Telephone Number, Including Area Code: (415) 391-4455

This Form 8-K consists of 5 pages. Exhibits are indexed at page 2.

                                      001
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ITEM 5. OTHER EVENTS

1. Please refer to Press Release dated September 12, 1997, incorporated herein and attached as Exhibit 10.37.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report:

Exhibit                                                          Sequential
  No.                  Description                    Location     Page No.
-------                -----------                    --------   ----------
 10.37     Press Release dated September 12, 1997     Attached       -004-

                                      002
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INSTANT VIDEO TECHNOLOGIES, INC.



Dated: September 12, 1997               By: /s/ RICHARD LANG
                                           ----------------------------------
                                           Richard Lang, President/
                                           Chief Executive Officer



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                                EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

10.37                           Press Release dated September 12, 1997